UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

July 19, 2017

NEOGENOMICS, INC.

(Exact name of registrant as specified in its charter)

Nevada	001-35756	74-2897368
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

12701 Commonwealth Drive, Suite 9, Fort Myers, Florida	33913
(Address of principal executive offices)	(Zip Code)

(239) 768-0600

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On July 19, 2017, the board of directors (the “Board”) of NeoGenomics, Inc. (the “Company”) accepted the resignation of Kieran Murphy as a member of the Board effective immediately.  Mr. Murphy, who was appointed to the Board on February 17, 2016 and served on the Nominating and Corporate Governance and Compensation Committees of the Board, was appointed President and Chief Executive Officer, GE Healthcare, a business unit of General Electric, on June 12, 2017.  Mr. Murphy’s resignation as a member of the Board was based on the time commitment required in his new position with General Electric.

On July 19, 2017, the Board also appointed Stephen Kanovsky to serve as a member of the Board effective immediately to fill the vacancy created by Mr. Murphy’s resignation.  This appointment was pursuant to the Investor Board Rights, Lockup and Standstill Agreement (the “Investor Board Rights Agreement) under which the Company is required to appoint a director designated by GE Medical Systems to the Board.  Mr. Kanovsky, who was appointed as a Board observer on February 17, 2016, was recommended by Mr. Murphy for approval by the Nominating and Corporate Governance Committee of the Board pursuant to the Investor Board Rights Agreement.  It is anticipated that Mr. Kanovsky will also serve on the Nominating and Corporate Governance and Compensation Committees of the Board.

Mr. Kanovsky is General Counsel, Global Innovation of GE Healthcare, a business unit of General Electric that provides medical technologies and solutions to the global healthcare industry and supports customers in over 100 countries with a broad range of services and systems, from diagnostic imaging and healthcare IT through to molecular diagnostics and life sciences.  Mr. Kanovsky has over 23 years of legal experience in the global life sciences and biotechnology industry.  Mr. Kanovsky earned his bachelor’s degree in 1984 from the University of Pennsylvania.  He subsequently graduated from Temple University’s School of Pharmacy with a master’s degree in Pharmacology and Temple University’s School of Law with a juris doctorate degree.  Mr. Kanovsky also holds a master’s degree in business administration from Saint Joseph’s University’s Haub School of Business.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

10.1

Investor Board Rights, Lockup and Standstill Agreement, dated December 30, 2015, by and between NeoGenomics, Inc. and GE Medical Systems Information Technologies, Inc. (filed as Exhibit 10.1 to the Current Report on Form 8-K filed with the SEC on December 31, 2015 and incorporated herein by reference).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEOGENOMICS, INC.

By:	/s/ George Cardoza
George Cardoza
Chief Financial Officer

Date: July 24, 2017

 EXHIBIT INDEX

Exhibit No.	Description

10.1

Investor Board Rights, Lockup and Standstill Agreement, dated December 30, 2015, by and between NeoGenomics, Inc. and GE Medical Systems Information Technologies, Inc. (filed as Exhibit 10.1 to the Current Report on Form 8-K filed with the SEC on December 31, 2015 and incorporated herein by reference).